Exhibit 32 (b)

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350

In connection with the Quarterly Report on Form 10-Q of The Newhall Land and Farming Company for the quarter ended September 30, 2003 (the “Report”), I, Donald L. Kimball, Vice President and Chief Financial Officer of Newhall Management Corporation, (Principal Financial Officer), hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of The Newhall Land and Farming Company.

Dated:	November 10, 2003

/s/ DONALD L. KIMBALL
Donald L. Kimball
Vice President and Chief Financial Officer of Newhall Management Corporation
(Principal Financial Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The Newhall Land and Farming Company and will be retained by The Newhall Land and Farming Company and furnished to the Securities Exchange Commission or its staff upon request.

The information contained in this Exhibit 32(b) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in this Exhibit 32(b) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to this Exhibit 32(b) in such filing.